UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

LUMOS PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4200 Marathon Blvd., Suite 200 Austin, TX 78756
(Address of principal executive offices)

Registrant's telephone number, including area code: (512) 215-2630

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LUMO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Section 8 - Other Events

Item 8.01.     Other Events.

On March 25, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order under Section 36 (Release No. 34-88465) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak (the “SEC Order”).

Lumos Pharma, Inc. (the “Company”) is filing this Current Report on Form 8-K to report that it will be delaying the filing of its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the “Quarterly Report”) in reliance on the SEC Order. Due to the outbreak and spread of COVID-19, the Company’s key accounting and legal personnel assisting the Company in the preparation of its financial statements have been working remotely and therefore have been unable to maintain the same ordinary course interactions with the Company’s professional advisors.  As a result, the Company was unable to complete the preparation of the Quarterly Report in a timely manner.

Based on the foregoing, the Company expects to file the Quarterly Report on May 29, 2020, and no later than 45 days after the original due date of the Quarterly Report.

Business Update

As the COVID-19 pandemic continues, the Company is focused on ensuring the safety of its work force and its patients. As such, the Company has had to re-evaluate the timing of its Phase 2b clinical trial for its product candidate LUM-201 (ibutamoren). The COVID-19 pandemic has caused operational disruptions to numerous clinical trial sites across the industry. Facing similar near-term impediments, the Company now expects to initiate its Phase 2b trial in pediatric growth hormone deficiency (“PGHD”) prior to the end of 2020, as compared to mid-2020 as previously guided.

In addition, the Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as amended by Amendment No. 1 on Form 10-K/A (the “Annual Report”) with the following risk factor relating to the impact of COVID-19, as may be updated to reflect subsequent events:

The outbreak of COVID-19 could adversely impact our business, including our preclinical studies and clinical trials.

Public health crises such as pandemics or similar outbreaks could adversely impact our business. In December 2019, a novel strain of coronavirus, SARS-CoV-2, which causes COVID-19, surfaced in Wuhan, China. Since then, COVID-19 has spread to multiple countries, including the United States. In response to the spread of COVID-19, we have closed our executive offices with our employees continuing their work outside of our offices.

As a result of the COVID-19 outbreak, or similar pandemics, we have experienced and may in the future experience disruptions that could severely impact our business, any preclinical studies and any clinical trials, including:

•
interruption or delays in the operations of the Food and Drug Administration and comparable foreign regulatory agencies, which may impact approval timelines, including with respect to any investigational new drug applications;

•	delays or difficulties in enrolling patients in our clinical trials;

•	delays or difficulties in clinical site initiation, including difficulties in recruiting clinical site investigators and clinical site staff;

•	delays or disruptions in non-clinical experiments due to unforeseen circumstances at contract research organizations and vendors along their supply chain;

•
diversion of healthcare resources away from the conduct of clinical trials, including the diversion of hospitals serving as any clinical trial sites and hospital staff supporting the conduct of any clinical trials;

•
interruption of any clinical trial activities once initiated, such as clinical trial site data monitoring, due to limitations on travel imposed or recommended by federal or state governments, employers and others or interruption of clinical trial subject visits and study procedures (particularly any procedures that may be deemed non-essential), which may impact the integrity of subject data and clinical study endpoints;

•
interruption of, or delays in receiving, supplies of our product candidates from contract manufacturing organizations due to staffing shortages, production slowdowns or stoppages and disruptions in delivery systems; and

•
limitations on employee resources that would otherwise be focused on the conduct of our preclinical studies and clinical trials, including because of sickness of employees or their families, the desire of employees to avoid contact with large groups of people, an increased reliance on working from home or mass transit disruptions.

These and other factors arising from the COVID-19 pandemic could worsen in countries that are already afflicted with COVID-19, could continue to spread to additional countries, or could return to countries where the pandemic has been partially contained, each of which could further adversely impact our ability to conduct clinical trials and our business generally, and could have a material adverse impact on our operations and financial condition and results.

In addition, the trading prices for our common stock and other biopharmaceutical companies have been highly volatile as a result of the COVID-19 epidemic. As a result, our ability to raise capital through any future sales of our common stock or such sales may be on unfavorable terms. The COVID-19 outbreak continues to rapidly evolve. The extent to which the outbreak may impact our business, preclinical studies and clinical trials will depend on future developments, which are highly uncertain and cannot be predicted with confidence, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions and actions to contain the outbreak or treat its impact, such as social distancing and quarantines or lock-downs in the United States and other countries, business closures or business disruptions and the effectiveness of actions taken in the United States and other countries to contain and treat the disease.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the anticipated impact of the COVID-19 pandemic on the Company’s business and operating results, the timing and status of the Company’s development programs and its Phase 2b trial in PGHD and the Company’s expected timing for filing its Quarterly Report on Form 10-Q. These and similar statements may be preceded by, followed by or include the words “may,” “might,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of the COVID-19 pandemic on our business, employees, consultants, service providers, shareholders, investors and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our Annual Report for a full discussion of the risks and other factors that may impact any forward-looking statements in this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    May 14, 2020

LUMOS PHARMA, INC., a Delaware corporation

By:	/s/ Richard J. Hawkins
Richard J. Hawkins
Its:	Chief Executive Officer